Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED WITH [****] HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment #5 to WEX Merchant Acceptance Agreement
This Amendment (the “Amendment”) is entered into by and between TA Operating LLC (“Merchant”) and WEX Inc. (“WEX”) on the date of the last signature below.
WEX and Merchant are each party to that certain WEX Merchant Acceptance Agreement dated effective November 7, 2016, as amended (the “Agreement”).
The parties desire to modify certain terms thereof as set forth below.
In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments.
a.The table on Exhibit B, WEX Fees and Settlement (directly below Paragraph C) and its associated footnotes, as added by Amendment #4 to the Agreement dated December 6, 2021, are deleted in their entirety and replaced with the following:

Transaction Type	Applicable Card Type	Transaction Type	WEX Fee (per transaction unless otherwise stated)		Settlement Initiation Date from the Posting Date
			Years* 2022 - 2025	Years 2026 - 2027
Over the Road Transaction	WEX OTR: EFS Fleet One T-Chek EFSTS Transnet Crossroads Freight	Card Sale - Purchase	[****]	[****]	See Exhibit B-1.
		Card Sale - Cash Advance without Purchase	[****]	[****]
		Manual/Voice Authorization**	[****]	[****]
		MoneyCode/Check	[****]	[****]
		Settlement	[****]
North American Fleet (which includes transactions f/k/a “Local Transactions”)	WEX NAF: Universal Crossroads	Card Sale - Purchase	[****]	[****]	See Exhibit B-1.
		Manual/Voice Authorization**	[****]	[****]
		Settlement	[****]

*Fees remain unchanged for the balance of 2021.

**The Manual/Voice Authorization fee is incremental to the Card Sale transaction fee(s), and applies when the merchant authorizes a given transaction manually or via voice authorization. This incremental fee is waived during time periods, if any, when WEX’s automated authorization system is unavailable for Card Sale processing. This fee does not apply to MoneyCode/Check transactions.

2.Continuing Effect. As amended hereby, the Agreement continues in full force and effect in accordance with its terms.
3.Counterparts. This Amendment may be executed in multiple counterparts, and by facsimile, .PDF or other electronic means, each of which will be deemed an original, and together one and the same instrument.
Intending to be legally bound, the parties have executed this Amendment effective as of the date first written above.

TA Operating LLC By: /s/ Lloyd B. Sanford Name: Lloyd B. Sanford Title: SVP Sales	WEX Inc. By: /s/ Karl J. Kelley Name: Karl Kelley Title: VP Merchant Services, Global Fleet